BRANDYWINE ADVISORS FUND


Supplement dated September 30, 2003 to
the Prospectus dated January 31, 2003

Dear Potential Investor:

     We will reduce the minimum investment in Brandywine Advisors Fund to $10,000, effective November 1, 2003.

     The minimum additional investment for existing accounts not established through Servicing Agents will remain at $1,000. Shares of the Fund sold through Servicing Agents will continue to be not subject to any minimum investment requirements. Please refer to the discussion under the captions "About Our Minimum Requirements For Initial Investment" and "How To Open Your Brandywine Advisors Funds Account" in the January 31, 2003 Prospectus for additional information on purchasing shares of Brandywine Advisors Fund.

     Effective November 1, 2003 the account minimum for shares of the Fund not held in an IRA or an account with a Servicing Agent will be $5,000. Please refer to the discussion under the caption "ACCOUNT SERVICES AND POLICIES - Account Minimums" for additional information on account minimums for Brandywine Advisors Fund.

     Thanks for your interest.

                                  Sincerely,

                                  /s/ Bill

                                  Bill D'Alonzo